Exhibit 10.19

THIRD AMENDMENT TO THE EMPLOYMENT AGREEMENT

This Third Amendment to the Employment Agreement (the “3rd Amendment”) is entered into by and between QS Energy, Inc. a Nevada corporation (“Employer”) and Michael McMullen (“Employee”) (collectively, the “Parties”), effective as of February 15, 2020 (the “Effective Date”).

RECITALS

A.	Effective as of April 1, 2017, the Employer and Employee entered into an Employment Agreement (the “Employment Agreement”), expiring on March 31, 2019;

B.	Effective as of April 1, 2019, in the First Amendment to the Employment Agreement, the Employer and Employee agreed to an extension of the Employment Agreement for an additional three months, extending the term of the Employment Agreement until June 1, 2019;

C.	From June 1, 2019, Employer and Employee operated consistent with the terms of the Employment Agreement, as amended, on a month-to-month basis;

D.	Effective as of November 15, 2019, in the Second Amendment to the Employment Agreement, the Employer and Employee agreed to an extension of the Employment Agreement for an additional three months, extending the term of the Employment Agreement until February 15, 2020;

E.	It is now the desire of Employer and Employee to further amend the Employment Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth, the Parties agree as follows:

I.	Section 4 of the Employment Agreement is hereby amended and restated as follows:

Term of Employment. Subject to earlier termination as provided in the Employment Agreement, as amended, or as may be mutually agreed upon by the Parties, Employee hereby agrees to continue to be employed by Employer on a month-to-month basis, and Employer hereby agrees to employ Employee on a month-to-month basis.

II.              If there are any inconsistencies between the Employment Agreement, as amended, and this 3rd Amendment, the terms and conditions of this 3rd Amendment shall control.

III.            Except for the changes set forth in this 3rd Amendment, all terms and conditions in the Employment Agreement, as amended, shall remain unchanged and in full force and effect.

[Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties have executed this Second Amendment to the Employment Agreement as of the Effective Date.

“EMPLOYER”

QS ENERGY, INC.

By:	/s/ Jason Lane
Date:	Jason Lane, CEO

“EMPLOYEE”

Date:	/s/ Michael McMullen
Michael McMullen

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